Exhibit 99.1

3 November 2026 | NYSE: NXRT

EARNINGS SUPPLEMENT: THIRD QUARTER 2026

NEXPOINT RESIDENTIAL TRUST, INC.

300 CRESCENT COURT, SUITE 700

DALLAS, TX 75201

INVESTOR RELATIONS:

KRISTEN GRIFFITH

NXRT.NEXPOINT.COM

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

TABLE OF CONTENTS

Earnings Release	1
Cautionary Statement Regarding Forward-Looking Statements	3
Overview	4
Highlights of Recent Activity	5
Financial Summary	7
2026 Full Year Guidance	8
Components of Net Asset Value	9
Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
NOI and Same Store NOI	12
Q3 Same Store Results	13
Q3 Same Store Properties Operating Metrics	15
QoQ Same Store Properties Operating Metrics	16
YTD Same Store Results	16
FFO, Core FFO and AFFO	19
Historical Capital Expenditures	20
Value-Add Program Details	21
Outstanding Debt Details	24
Debt Maturity Schedule	26
Historical Acquisition Details	27
Historical Disposition Details	28
Definitions and Reconciliations of Non-GAAP Measures	29

Sedona at Lone Mountain: Las Vegas, NV

Newly renovated Leasing office

Refreshed Fitness center

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FOR IMMEDIATE RELEASE

Contact:

Investor Relations

Kristen Griffith

IR@nexpoint.com

(214) 276-6300

Media inquiries: Comms@nexpoint.com

NEXPOINT RESIDENTIAL TRUST, INC. REPORTS THIRD QUARTER 2026 RESULTS

NXRT Reports Third Quarter 2026 Results and Resets Full-Year Same-Store NOI Guidance

Dallas, TX, November 3, 2026 – NexPoint Residential Trust, Inc. (NYSE:NXRT) reported financial results for the third quarter ended September 30, 2026.

Highlights

•
NXRT1 reported net loss, FFO2, Core FFO2 and AFFO2 of $11.5M, $11.7M, $13.4M and $16.2M, respectively, attributable to common stockholders for the quarter ended September 30, 2026, compared to net loss, FFO, Core FFO, and AFFO of $7.8M, $15.9M, $17.7M and $20.2M, respectively, attributable to common stockholders for the quarter ended September 30, 2025.
•
NXRT reported net loss, FFO, Core FFO and AFFO of $26.9M, $44.3M, $47.6M and $55.4M, respectively, attributable to common stockholders for the nine months ended September 30, 2026, compared to net loss, FFO, Core FFO, and AFFO of $21.8M, $50.2M, $54.8M and $62.1M, respectively, attributable to common stockholders for the nine months ended September 30, 2025.
•
For the three months ended September 30, 2026, Q3 Same Store properties3, occupancy decreased 70 bps, total revenue decreased 0.7%, and average effective rent and NOI2 decreased 0.7% and 8.2% over the prior year period.
•
For the nine months ended September 30, 2026, YTD Same Store properties3, occupancy decreased 70 bps, total revenue and NOI2 decreased 1.2% and 4.6%, respectively, and average effective rent decreased 0.7% over the prior year period.
•
NXRT paid a third quarter dividend of $0.53 per share of common stock on September 30, 2026.
•
The weighted average effective monthly rent per unit across all 36 properties held as of September 30, 2026 (the “Portfolio”), consisting of 13,3054 units, was $1,489, while physical occupancy was 92.8%.
•
During the third quarter 2026, for the properties in the Portfolio, we completed 708 full and partial upgrades and leased 425 upgraded units, achieving an average monthly rent premium of $42.54 and a 21.1% ROI5.
•
Since inception, for the properties currently in the Portfolio, we have completed 11,010 full and partial upgrades, 5,302 kitchen and laundry appliances, and 11,520 technology packages, resulting in a $147, $51, and $43 average monthly rental increase per unit and a 20.7%, 62.7%, and 37.2% ROI, respectively.
1)
In this release, “we,” “us,” “our,” the “Company,” and “NXRT” each refer to NexPoint Residential Trust, Inc., a Maryland corporation.
2)
FFO, Core FFO, AFFO and NOI are non-GAAP measures. For a discussion of why we consider these non-GAAP measures useful and reconciliations of FFO, Core FFO, AFFO and NOI to net loss, see the “Definitions and Reconciliations of Non-GAAP Measures,” “FFO, Core FFO and AFFO” and “NOI and Same Store NOI” sections of this release.
3)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. There are 35 properties encompassing 12,980 units of apartment space in our Same Store pool for the three months ended September 30, 2026 (our “Q3 Same Store” properties) and 35 properties encompassing 12,980 units of apartment space in our Same Store pool for the nine months ended September 30, 2026 (our “YTD Same Store” properties). The same store unit count excludes 4 units that are currently down (Residences at West Place: 3 units, Venue at 8651: 1 unit).
4)
Total units owned in our Portfolio is 13,305, however 4 units are currently down (Residences at West Place: 3 units, Venue at 8651: 1 unit).
5)
We define Return on Investment (“ROI”) as the sum of the actual rent premium divided by the sum of the total cost.

Third Quarter 2026 Financial Results

•
Total revenues were $64.5 million for the third quarter of 2026, compared to $62.8 million for the third quarter of 2025.
•
Net loss attributable to common stockholders for the third quarter of 2026 totaled $11.5 million, or loss of $0.45 per diluted share, which included $23.2 million of depreciation and amortization expense. This compared to net loss attributable to common stockholders of $7.8 million, or loss of $0.31 per diluted share, for the third quarter of 2025, which included $23.8 million of depreciation and amortization expense.

NXRT.NEXPOINT.COM	Page 1

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

•
The change in our net loss of $11.5 million for the three months ended September 30, 2026 as compared to our net loss of $7.8 million for the three months ended September 30, 2025 primarily relates to an increase in property operating expenses and interest expense of $2.0 million and $2.6 million, respectively, offset by an increase in total revenues of $1.6 million.
•
For the third quarter of 2026, NOI was $36.6 million on 36 properties, compared to $38.8 million for the third quarter of 2025 on 35 properties.
•
For the third quarter of 2026, Q3 Same Store NOI decreased 8.2% to $35.6 million, compared to $38.8 million for the third quarter of 2025.
•
For the third quarter of 2026, FFO totaled $11.7 million, or $0.46 per diluted share, compared to $15.9 million, or $0.63 per diluted share, for the third quarter of 2025.
•
For the third quarter of 2026, Core FFO totaled $13.4 million, or $0.52 per diluted share, compared to $17.7 million, or $0.70 per diluted share, for the third quarter of 2025.
•
For the third quarter of 2026, AFFO totaled $16.2 million, or $0.63 per diluted share, compared to $20.2 million, or $0.80 per diluted share, for the third quarter of 2025.

2026 Year to Date Financial Results

•
Total revenues were $192.6 million for the nine months ended September 30, 2026, compared to $189.2 million for the nine months ended September 30, 2025.
•
Net loss attributable to common stockholders for the nine months ended September 30, 2026 totaled $26.9 million, or loss of $1.05 per diluted share, which included $71.4 million of depreciation and amortization expense. This compared to net loss attributable to common stockholders of $21.7 million, or loss of $0.86 per diluted share, for the nine months ended September 30, 2025, which included $72.2 million of depreciation and amortization expense.
•
The change in our net loss of $27.0 million for the nine months ended September 30, 2026 as compared to our net loss of $21.8 million for the nine months ended September 30, 2025 primarily relates to an increase in property operating expenses and interest expense of $4.0 million and $4.3 million, respectively, offset by an increase in total revenues of $3.4 million.
•
For the nine months ended September 30, 2026, NOI was $112.1 million on 36 properties, compared to $114.6 million for the nine months ended September 30, 2025 on 35 properties.
•
For the nine months ended September 30, 2026, YTD Same Store NOI decreased 4.6% to $109.3 million, compared to $114.6 million for the nine months ended September 30, 2025.
•
For the nine months ended September 30, 2026, FFO totaled $44.3 million, or $1.74 per diluted share, compared to $50.2 million, or $1.96 per diluted share, for the nine months ended September 30, 2025.
•
For the nine months ended September 30, 2026, Core FFO totaled $47.6 million, or $1.87 per diluted share, compared to $54.8 million, or $2.14 per diluted share, for the nine months ended September 30, 2025.
•
For the nine months ended September 30, 2026, AFFO totaled $55.4 million, or $2.18 per diluted share, compared to $62.1 million, or $2.43 per diluted share, for the nine months ended September 30, 2025.

Subsequent Events

•
On October 1, 2026, the Company drew $33.0 million under the Company's revolving credit facility (the "Credit Facility"). As of October 1, 2026, the Company had $112.1 million in aggregate principal outstanding and a $2.0 million letter of credit outstanding under the Credit Facility.
•
On October 2, 2026, the Company, through the OP, acquired the following property (dollars in thousands):

Property Name	Location	Date of Acquisition	Purchase Price	Units	Effective Ownership
Midtown Crossing	Raleigh, NC	October 2, 2026	$32,000	228	100%

•
On October 26, 2026, the Company's board of directors (the "Board") authorized the Company to repurchase an indeterminate number of shares of our common stock at an aggregate market value of up to $150.0 million during a two-year period that will expire on October 26, 2028.
•
On October 26, 2026, the Board approved a quarterly dividend of $0.53 per share, payable on December 31, 2026 to stockholders of record on December 15, 2026.

NXRT.NEXPOINT.COM	Page 2

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Third Quarter Earnings Conference Call

NXRT will host a call on Tuesday, November 3, 2026, at 11:00 a.m. ET (10:00 a.m. CT), to discuss its third quarter 2026 financial results. The conference call can be accessed live over the phone by dialing 833-461-5787 or, for international callers, +1 365-657-4084 and using passcode Conference ID: 814362322. A live audio webcast of the call will be available online at the Company's website, nxrt.nexpoint.com (under "Resources"). An online replay will be available shortly after the call on the Company's website and continue to be available for 60 days.

About NXRT

NexPoint Residential Trust, Inc. is a publicly traded real estate investment trust (“REIT”), with its common stock listed on the New York Stock Exchange and NYSE Texas, Inc. under the symbol “NXRT,” primarily focused on acquiring, owning and operating well-located middle-income multifamily properties with “value-add” potential in large cities and suburban submarkets of large cities, primarily in the Southeastern and Southwestern United States. NXRT is externally advised by NexPoint Real Estate Advisors, L.P., an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor, which has extensive real estate experience. Our filings with the Securities and Exchange Commission (the “SEC”) are available on our website, nxrt.nexpoint.com, under the “Financials” tab.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “expect,” “anticipate,” “estimate,” “may,” “plan,” “believe” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding NXRT’s business and industry in general, forecasted submarket deliveries, 2026 full year guidance for earnings (loss) per diluted share and Core FFO per diluted share and the related components and assumptions, including acquisitions and dispositions, shares outstanding, and same store growth projections, NXRT’s net asset value and the related components and assumptions, including estimated value-add expenditures, debt payments, outstanding debt, and shares outstanding, net income and NOI guidance for the full year and fourth quarter of 2026 and the related assumptions, planned value-add programs, including projected average rehab costs, rent change and return on investment, and expected settlement of interest rate swaps and the effect on the debt maturity schedule and rehab budgets. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the SEC, particularly those described in our Annual Report on Form 10-K. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s most recent Annual Report on Form 10-K and other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. The statements made herein speak only as of the date of this release and except as required by law, NXRT does not undertake any obligation to publicly update or revise any forward-looking statements.

NXRT.NEXPOINT.COM	Page 3

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC.: THIRD QUARTER 2026 OVERVIEW

Company Profile

(share counts in thousands)
Exchange/Ticker	NYSE; NYSE Texas: NXRT
Share Price (1)	$18.04
Insider Ownership (2)	17.10%
2026 Q4 Dividend Per Share	$0.53
Dividend Yield (1)	11.75%
Shares Outstanding - basic (3)	25,550
Shares Outstanding - diluted (3)	25,550

(1)
As of the close of market trading on November 2, 2026.
(2)
As of the close of market trading on September 30, 2026.
(3)
Weighted average for the three months ended September 30, 2026.

Portfolio Composition by Market

Market	% of Units
Phoenix	15.1%
South Florida	14.7%
Dallas/Fort Worth	14.6%
Atlanta	12.7%
Las Vegas	11.2%
Nashville	10.1%
Orlando	8.8%
Raleigh	4.7%
Tampa	4.3%
Charlotte	3.8%
Total	100.0%

Revenue & Average Rent Per Unit	Stock Price Performance (Since Inception; 4/1/2015)

NXRT Stock Price
NXRT Stock Price + Accumulated Dividends
105.00
90.00
75.00
60.00
45.00
30.00
15.00
0.00
Mar-15
Nov-16
Jul-18
Mar-20
Nov-21
Jul-23
Mar-25
Nov-26

NXRT.NEXPOINT.COM	Page 4

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Highlights of Third Quarter 2026 Activity

Operating Snapshot
Metric	Q3'26	Q2'26	QoQ	Q3'25	YoY
Same Store Ending Physical Occupancy:	92.9%	93.6%	-0.7%	93.6%	-0.7%
Same Store Blended Lease Trade-out %:	-0.09%	-1.16%	1.08%	-0.44%	0.36%
Same Store Average Effective Monthly Rent per Unit:	$1,487	$1,487	0.0%	$1,497	-0.7%
Resident Turnover:	45.7%	44.1%	1.6%	45.0%	0.72%
Move-outs to Purchase a Home:	6.6%	8.7%	-2.2%	10.4%	-3.9%
Move-outs to Rent a Home:	2.5%	1.9%	0.6%	1.9%	0.6%
Bad Debt as % of Gross Potential Revenue:	0.8%	0.6%	33.3%	0.8%	0.0%

Monthly Leasing Cadence
Metric	Jul'26	Aug'26	Sept'26	Q3'26	Oct'26
New Lease Trade-out %	-3.3%	-4.1%	-6.0%	-4.5%	-3.6%
Renewal Lease Trade-out %	2.9%	3.6%	3.3%	3.2%	2.1%
Blended Lease Trade-out %	0.3%	0.3%	-0.8%	-0.1%	-0.3%
Ending Occupancy %	93.2%	92.5%	92.8%	92.8%	92.3%
Ending Leased %	95.9%	95.0%	95.1%	95.1%	95.3%
Resident Retention	53.5%	54.4%	54.9%	54.3%	57.5%

Market-Level Lease Trade-outs: Q3 2026
Market	New Leases	% Change	$ Change	Renewals	% Change	$ Change
Dallas/Fort Worth	209	-6.0%	-$73	289	2.2%	$28
Charlotte	30	-7.6%	-$103	75	2.9%	$42
Nashville	167	-6.0%	-$75	164	2.3%	$28
Atlanta	180	-2.6%	-$33	265	1.7%	$27
Orlando	112	-7.1%	-$106	174	2.1%	$33
Tampa	54	-2.4%	-$31	53	2.2%	$30
South Florida	179	-4.6%	-$96	285	2.0%	$42
Phoenix	258	-5.0%	-$72	268	3.5%	$49
Las Vegas	142	-1.5%	-$25	186	10.1%	$141
Raleigh	59	-0.9%	-$14	101	4.2%	$61
TOTAL	1,390	-4.5%	-$65	1,860	3.2%	$47

Market-Level Lease Trade-outs: October 2026
Market	New Leases	% Change	$ Change	Renewals	% Change	$ Change
Dallas/Fort Worth	40	-2.1%	-$26	65	2.1%	$23
Charlotte	13	-5.1%	-$68	19	0.7%	$10
Nashville	27	-7.9%	-$106	36	2.1%	$26
Atlanta	40	-2.1%	-$23	57	1.1%	$16
Orlando	19	-4.9%	-$71	38	1.4%	$22
Tampa	12	-5.2%	-$72	15	1.2%	$16
South Florida	48	-3.7%	-$83	64	0.8%	$17
Phoenix	44	-4.5%	-$49	56	3.1%	$41
Las Vegas	42	-1.1%	-$15	53	5.4%	$71
Raleigh	11	-4.7%	-$67	9	2.0%	$26
TOTAL	296	-3.6%	-$52	412	2.1%	$29

NXRT.NEXPOINT.COM	Page 5

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FORECASTED SUBMARKET DELIVERIES (1)

Market	Submarket (RealPage)	Property	NXRT Unit Exposure	3-Mi Inventory (ApartmentIQ)	2025 Deliveries (3 mi)	2026 Deliveries (3 mi)	2027 Deliveries (3 mi)	2028 Deliveries (3 mi)	3-year Deliveries (3 mi)	3-year % of 3-Mi Inventory
ATL	Southeast Marietta	Rockledge	708	32,124	149	277	752	50	1,079	3.4%
ATL	Southeast Marietta	The Preserve at Terrell Mill	752	32,987	149	277	1,047	50	1,374	4.2%
ATL	Sandy Springs	The Adair	232	19,233	286	72	631	382	1,085	5.6%
CHA	Huntersville/Cornelius	The Verandas at Lake Norman	264	7,465	482	235	881	238	1,354	18.1%
CHA	Matthews/Southeast Charlotte	Creekside at Matthews	240	6,493	55	73	380	-	453	7.0%
DFW	East Fort Worth	The Venue at 8651	333	10,084	-	398	360	268	1,026	10.2%
DFW	Far North Dallas	Versailles I	388	41,471	-	-	390	-	390	0.9%
DFW	Far North Dallas	Versailles II	242	41,471	-	-	390	-	390	0.9%
DFW	Hurst/Euless/Bedford	Arbors on Forest Ridge	210	16,304	-	201	-	-	201	1.2%
DFW	Hurst/Euless/Bedford	Summers Landing	196	25,566	572	384	151	-	535	2.1%
DFW	Oak Lawn/Park Cities	Atera	380	87,114	1,439	1,334	886	327	2,547	2.9%
DFW	Richardson	Cutters Point	196	43,474	213	136	438	168	742	1.7%
LSV	Northwest Las Vegas	Bella Solara	320	18,111	216	38	-	-	38	0.2%
LSV	Northwest Las Vegas	Bloom	528	15,369	216	38	-	-	38	0.2%
LSV	Southwest Las Vegas	Torreyana	316	24,444	457	465	302	88	855	3.5%
LSV	North Las Vegas	Sedona at Lone Mountain	321	10,314	312	493	50	-	543	5.3%
NASH	East Nashville	Residences at Glenview Reserve	360	8,716	-	-	52	-	52	0.6%
NASH	South Nashville	Arbors of Brentwood	346	13,154	180	195	133	-	328	2.5%
NASH	South Nashville	Brandywine	632	15,437	180	195	133	-	328	2.1%
ORL	East Orlando	The Cornerstone	430	21,674	67	372	225	336	933	4.3%
ORL	Northwest Orlando	Residences at West Place	342	16,142	-	-	-	-	-	0.0%
ORL	South Orange County	Sabal Palm at Lake Buena Vista	400	35,010	264	868	1,197	482	2,547	7.3%
PHX	Chandler	Fairways at San Marcos	352	21,944	815	90	244	621	955	4.4%
PHX	North Central Phoenix	Heritage	204	56,899	1,952	2,026	84	291	2,401	4.2%
PHX	North Central Phoenix	The Venue on Camelback	415	35,699	514	350	36	-	386	1.1%
PHX	Northeast Phoenix	Bella Vista	248	15,321	113	-	-	-	-	0.0%
PHX	South Tempe	Enclave	204	53,327	1,170	951	742	159	1,852	3.5%
PHX	Southwest Mesa	Madera Point	256	42,177	1,159	545	481	157	1,183	2.8%
PHX	West Phoenix	Estates on Maryland	330	35,226	762	361	225	46	632	1.8%
RDU	Far North Raleigh	Six Forks Station	323	10,181	-	69	277	-	346	3.4%
RDU	North Cary/Morrisville	High House at Cary	302	10,750	50	227	80	135	442	4.1%
SFL	Pembroke Pines/Miramar	Avant at Pembroke Pines	1,520	17,387	332	-	-	-	-	0.0%
SFL	West Palm Beach	Parc500	217	31,144	418	770	714	181	1,665	5.3%
SFL	West Palm Beach	Seasons 704	222	13,565	75	300	25	-	325	2.4%
TPA	Egypt Lake/Lowry Park	Courtney Cove	324	19,508	-	403	-	-	403	2.1%
TPA	Temple Terrace	The Summit at Sabal Park	252	6,064	202	264	446	224	934	15.4%
Totals/Averages		Total (de-duplicated)	13,305	714,849	10,662	10,943	10,225	4,153	25,321	3.5%

(1)
Source: 2026 Realpage, Inc & Apartment IQ.; Data as of October 2026.

NXRT.NEXPOINT.COM	Page 6

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Financial Summary

	Q3 2026	Q3 2025	YTD 2026	YTD 2025
(in thousands, except for per share and unit data)
Company Profile
Market Capitalization (as of the last day of the period)	$498,000	$817,000
Share Price (as of the last day of the period)	$19.51	$32.22
Weighted average common shares outstanding - basic	25,550	25,364	25,489	25,398
Weighted average common shares outstanding - diluted	25,550	25,364	25,489	25,398

Earnings Profile
Total revenues	$64,468	$62,829	$192,621	$189,194
Net loss attributable to common stockholders	(11,486)	(7,790)	(26,851)	(21,720)
NOI (1)	36,556	38,819	112,087	114,614
Same Store NOI (2)	35,649	38,819	109,281	114,590
Same Store NOI Growth (%) (2)	-8.2%		-4.6%

Earnings Metrics Per Common Share (diluted basis)
Earnings	$(0.45)	$(0.31)	$(1.05)	$(0.86)
FFO (1)	$0.46	$0.63	$1.74	$1.96
Core FFO (1)	$0.52	$0.70	$1.87	$2.14
AFFO (1)	$0.63	$0.80	$2.18	$2.43
Dividends declared per common share	$0.53	$0.51	$1.59	$1.53
Net Loss Coverage (3)	-0.85x	-0.61x	-0.66x	-0.56x
FFO Coverage (3)	0.86x	1.23x	1.09x	1.28x
Core FFO Coverage (3)	0.99x	1.37x	1.18x	1.40x
AFFO Coverage (3)	1.19x	1.56x	1.37x	1.59x

Portfolio
Total Properties	36	35
Total Units (4)	13,305	12,984
Occupancy	92.8%	93.6%
Average Effective Monthly Rent per Unit	$1,489	$1,497

Same Store Portfolio Metrics (2)
Total Same Store Properties	35	35	35	35
Total Same Store Units	12,980	12,946	12,980	12,946
Occupancy	92.9%	93.6%	92.9%	93.6%
Average Effective Monthly Rent per Unit	$1,487	$1,497	$1,487	$1,497

Value-Add Program
Completed Rehab Units	708	365	1,467	1,130
Cumulative Completed Rehab Units (5)	11,010
Average Increase to Effective Monthly Rent per Unit (Post-Rehab)	$147
ROI on Post-Rehab Units	20.7%

Outstanding Debt Summary
Total Mortgage Debt	$1,543,529	$1,503,242
Credit Facility	79,145	—
Total Debt Outstanding	$1,622,674	$1,503,242
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	77%	65%
Leverage Ratio (Net Debt to Enterprise Value) (6)	76%	65%

(1)
For more information and reconciliations of NOI, FFO, Core FFO and AFFO, see the “FFO, Core FFO and AFFO,” “NOI and Same Store NOI” and “Definitions and Reconciliations of Non-GAAP Measures” sections of this release.
(2)
We define “Same Store” properties as properties that were in our Portfolio for the entirety of the periods being compared. For additional information regarding our Q3 and YTD Same Store properties, see the “Q3 Same Store Results” and “YTD Same Store Results” section of this release.
(3)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period. The Company uses actual diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(4)
Total units owned is 13,305, however 4 units are currently down.
(5)
Inclusive of all full and partial interior upgrades completed through September 30, 2026. Cumulative results exclude rehabs completed for properties sold through September 30, 2026.
(6)
For more information and a reconciliation of debt to net debt, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.

NXRT.NEXPOINT.COM	Page 7

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

2026 Full Year Guidance Summary

NXRT is revising guidance ranges and mid-points for earnings (loss) per diluted share, Core FFO per diluted share, Same Store rental income, Same Store total revenue, Same Store total expense, Same Store NOI, and Acquisitions and reaffirming guidance mid-point for Dispositions (dollars in millions, except per share amounts):

	Guidance Range (1)
	Low-End	Mid-Point	High-End	Prior Mid-Point
Earnings (loss) per diluted share (1)	$(1.72)	$(1.68)	$(1.63)	$(1.54)
Core FFO per diluted share (1) (2)	$2.17	$2.22	$2.27	$2.45

Same Store Growth: (3)
Rental Income	-1.9%	-1.5%	-1.2%	-0.3%
Total Revenue	-1.2%	-0.9%	-0.6%	0.2%
Total Expenses	4.7%	4.4%	4.1%	2.1%
Same Store NOI (2)	-5.1%	-4.3%	-3.6%	-1.0%

Other Considerations: (4)
Acquisitions	$32.0	$116.0	$200.0	$100.0
Dispositions	$—	$100.0	$200.0	Reaffirmed

(1)
Weighted average diluted share count estimate for full year 2026 is approximately 25.6 million.
(2)
Same Store NOI and Core FFO are non-GAAP measures. For reconciliations of Full Year 2026 Same Store NOI and Core FFO guidance to net income (loss) guidance, and a discussion of why we consider these non-GAAP measures useful, see the “Definitions and Reconciliations of Non-GAAP Measures” section of this release.
(3)
Year-over-year growth for the Full Year 2026 Same Store pool (35 properties).
(4)
We continue to evaluate our Portfolio for capital recycling opportunities. Transaction volumes presented are incorporated into the loss per share and Core FFO guidance above. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions, except as required by law.

Additional information on 2026 financial and earnings guidance is included in the following sections of this release.

NXRT.NEXPOINT.COM	Page 8

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Components of Net Asset Value

(dollar and share amounts in thousands, except per share and per unit data)

REAL ESTATE VALUE BY MARKET

Property	NOI	Cap Rate Range (1)		Value Range (2)
Market	Contribution	Min	Max	Min	Max
Texas
Dallas/Fort Worth	10.3%	5.50%	6.00%	$254,221	$281,900

North Carolina
Raleigh	4.4%	5.50%	6.00%	107,587	119,301
Charlotte	3.9%	5.50%	6.00%	95,064	105,414

Georgia
Atlanta	12.6%	5.50%	6.00%	309,920	343,662

Tennessee
Nashville	8.7%	5.50%	6.00%	214,707	238,084

Florida
Orlando	8.9%	5.50%	6.00%	218,685	242,494
Tampa	3.3%	5.50%	6.00%	82,371	91,339
South Florida	20.8%	5.50%	6.00%	512,379	568,163

Nevada
Las Vegas	11.4%	5.50%	6.00%	280,023	310,510

Arizona
Phoenix	15.8%	5.50%	6.00%	388,168	430,430
Total / Ave	100.0%	5.50%	6.00%	$2,463,125	$2,731,297

NOI ESTIMATE

Q2 2026 NOI Actual		37,894
Q3 2026 NOI Actual		36,556
	Low		High
Estimated Q4 2026 NOI Guidance (3)	35,702		38,136
2026 NOI Guidance (3)	$147,788		$150,221

NAV SUMMARY

Component	Min		Max
Tangible Assets
Real Estate (2)	$2,463,125		$2,731,297
Cash		15,803
Restricted Cash - Renovation Reserves (4)		5,459
Renovation Expenditures (4)		(5,459)
Cash Adjustments (5)		0
Fair Market Value of Interest Rate Swaps		4,346
Other Assets		62,349
Value of Assets	$2,545,623		$2,813,795

Tangible Liabilities
Credit Facility (6)		$79,145
Mortgage Debt		1,543,529
Total Outstanding Debt		1,622,674
Forward 12-month Principal Payments		0
Total Outstanding Debt (FY 2026 Est.)		1,622,674
Other Tangible Liabilities (at Book)		40,159
Value of Liabilities		$1,662,833
Net Leverage (mid-point)		62%
Net Asset Value	$882,790		$1,150,962
Shares outstanding - diluted (FY 2026 Est.)		26,530
Est. NAV / Share	$33.28		$43.38
NAV / Share (mid-point)		$38.33

IMPLIED VALUATION METRICS

	Min		Max
Implied Real Estate Value	$2,463,125		$2,731,297
No. of Units (September 30, 2026) (2)		13,305
Implied Value/Apartment Unit	$185.1		$205.3
Implied Value/Apartment Unit (mid-point)		$195.2

(1)
Management estimates based on independent third-party review of our properties.
(2)
Estimated value ranges are presented for the existing portfolio (36 properties at September 30, 2026).
(3)
The Company anticipates net loss will be in the range between approximately $44.2 million and $41.8 million for the full year 2026 and between $17.3 million and $14.8 million for the fourth quarter of 2026. FY 2026 NOI Guidance considers a commensurate volume of capital recycling.
(4)
Includes approximately $5.5 million that is held for value-add upgrades; reduced by $5.5 million for estimated 2026 rehab expenditures.
(5)
Includes approximately $0.0 million in forward 12-month principal payments.
(6)
Includes outstanding balance as of September 30, 2026.

NXRT.NEXPOINT.COM	Page 9

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2026	December 31, 2025
	(Unaudited)
ASSETS
Operating Real Estate Investments
Land	$371,656	$371,656
Buildings and improvements	1,830,396	1,812,311
Intangible lease assets	—	1,052
Construction in progress	1,245	8,535
Furniture, fixtures, and equipment	243,608	224,661
Total Gross Operating Real Estate Investments	2,446,905	2,418,215
Accumulated depreciation and amortization	(674,685)	(604,321)
Total Net Operating Real Estate Investments	1,772,220	1,813,894
Cash and cash equivalents	15,803	13,704
Restricted cash	38,845	31,476
Accounts receivable, net (1)	7,196	9,059
Prepaid and other assets (2)	21,767	4,852
Fair market value of interest rate swaps	4,346	13,434
TOTAL ASSETS	$1,860,177	$1,886,419

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages payable, net	$1,513,336	$1,469,410
Credit facility, net	77,817	88,102
Accounts payable and other accrued liabilities	13,192	11,554
Accrued real estate taxes payable	16,819	5,251
Accrued interest payable	6,579	7,053
Security deposit liability	2,735	2,980
Prepaid rents	834	1,170
Fair market value of interest rate swaps	—	475
Total Liabilities	1,631,312	1,585,995

Redeemable noncontrolling interests in the OP	4,724	4,928

Stockholders' Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 25,549,813 and 25,364,470 shares issued and outstanding, respectively	256	254
Additional paid-in capital	412,719	406,628
Accumulated earnings less dividends	(192,278)	(123,409)
Accumulated other comprehensive income	3,444	12,023
Total Stockholders' Equity	224,141	295,496
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,860,177	$1,886,419

(1)
Includes $0.0 million and $0.0 million from a related party as of September 30, 2026 and December 31, 2025, respectively.
(2)
Includes $14.7 million and $0.0 million note receivable from a related party as of September 30, 2026 and December 31, 2025, respectively.

NXRT.NEXPOINT.COM	Page 10

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

(in thousands, except per share amounts)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues
Rental income	$61,400	$60,899	$184,258	$183,569
Other income (1)	3,068	1,930	8,363	5,625
Total revenues	64,468	62,829	192,621	189,194
Expenses
Property operating expenses	15,409	13,366	42,355	38,363
Real estate taxes and insurance	8,224	7,325	24,506	24,812
Property management fees (2)	1,804	1,785	5,446	5,411
Advisory and administrative fees (3)	1,832	1,755	5,401	5,176
Corporate general and administrative expenses	4,943	4,839	14,127	13,795
Property general and administrative expenses	2,662	2,557	7,434	6,700
Depreciation and amortization	23,231	23,783	71,415	72,192
Total expenses	58,105	55,410	170,684	166,449
Operating income	6,363	7,419	21,937	22,745
Interest expense	(18,076)	(15,459)	(49,347)	(45,002)
Casualty gain (loss)	1	5	1	(163)
Equity in earnings of affiliate	117	69	290	183
Miscellaneous income	63	145	161	431
Net loss	(11,532)	(7,821)	(26,958)	(21,806)
Net loss attributable to redeemable noncontrolling interests in the OP	(46)	(31)	(107)	(86)
Net loss attributable to common stockholders	$(11,486)	$(7,790)	$(26,851)	$(21,720)
Other comprehensive loss
Unrealized losses on interest rate derivatives	(885)	(6,339)	(8,613)	(22,953)
Total comprehensive loss	(12,417)	(14,160)	(35,571)	(44,759)
Comprehensive loss attributable to redeemable noncontrolling interests in the OP	(49)	(56)	(141)	(176)
Comprehensive loss attributable to common stockholders	$(12,368)	$(14,104)	$(35,430)	$(44,583)

Weighted average common shares outstanding - basic	25,550	25,364	25,489	25,398
Weighted average common shares outstanding - diluted	25,550	25,364	25,489	25,398

Loss per share - basic	$(0.45)	$(0.31)	$(1.05)	$(0.86)
Loss per share - diluted	$(0.45)	$(0.31)	$(1.05)	$(0.86)

(1)
Includes $0.5 million and $0.7 million from a related party for the three and nine months ended September 30, 2026, respectively, and $0.0 million for the three and nine months ended September 30, 2025, respectively.
(2)
Fees incurred to an affiliate of a noncontrolling limited partner of NexPoint Residential Trust Operating Partnership, L.P. (the "OP").
(3)
Fees incurred to the Company's adviser.

NXRT.NEXPOINT.COM	Page 11

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

NOI and Same Store NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI and our Same Store NOI for the three and nine months ended September 30, 2026 and 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2026	2025	2026	2025
Net loss		$(11,532)	$(7,821)	$(26,958)	$(21,806)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		1,832	1,755	5,401	5,176
Corporate general and administrative expenses		4,943	4,839	14,127	13,795
Corporate income		(1,055)	(392)	(2,410)	(1,204)
Casualty-related expenses/(recoveries)	(1)	115	14	(1,547)	(1,435)
Casualty (gain) loss		(1)	(5)	(1)	163
Property general and administrative expenses	(2)	1,064	1,256	3,003	2,914
Depreciation and amortization		23,231	23,783	71,415	72,192
Interest expense		18,076	15,459	49,347	45,002
Equity in earnings of affiliate		(117)	(69)	(290)	(183)
NOI		$36,556	$38,819	$112,087	$114,614
Less Non-Same Store
Revenues		(1,397)	—	(4,397)	(4)
Operating expenses		490	—	1,591	(20)
Same Store NOI		$35,649	$38,819	$109,281	$114,590
(1)
Adjustment to net loss to exclude certain property operating expenses that are casualty-related expenses/(recoveries).
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 12

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q3 Same Store Results of Operations for the Three Months Ended September 30, 2026 and 2025

There are 35 properties encompassing 12,980 units of apartment space, or approximately 98% of our Portfolio, in our same store pool for the three months ended September 30, 2026 and 2025 (our “Q3 Same Store” properties). Our Q3 Same Store properties exclude 4 units that are currently down and the following property in our Portfolio as of September 30, 2026: Sedona at Lone Mountain.

As of September 30, 2026, our Q3 Same Store properties were approximately 92.9% occupied with a weighted average monthly effective rent per occupied apartment unit of $1,487, representing a year-over-year decrease of 70 bps and $10, respectively.

The following table reflects the revenues, property operating expenses and NOI for the three months ended September 30, 2026 and 2025 for our Q3 Same Store and Non-Same Store properties (dollars in thousands):

	For the Three Months Ended September 30,
	2026	2025	$ Change	% Change
Revenues
Same Store
Rental income	$60,026	$60,899	$(873)	-1.4%
Other income	1,990	1,538	452	29.4%
Same Store revenues	62,016	62,437	(421)	-0.7%
Non-Same Store
Rental income	1,374	—	1,374	N/M
Other income	23	—	23	N/M
Non-Same Store revenues	1,397	—	1,397	N/M
Total revenues	63,413	62,437	976	1.6%

Operating expenses
Same Store
Property operating expenses (1)	15,003	13,352	1,651	12.4%
Real estate taxes and insurance	8,100	7,325	775	10.6%
Property management fees (2)	1,765	1,785	(20)	-1.1%
Property general and administrative expenses (3)	1,562	1,301	261	20.1%
Same Store operating expenses	26,430	23,763	2,667	11.2%
Non-Same Store
Property operating expenses	291	—	291	N/M
Real estate taxes and insurance	124	—	124	N/M
Property management fees (2)	39	—	39	N/M
Property general and administrative expenses (4)	36	—	36	N/M
Non-Same Store operating expenses	490	—	490	N/M
Total operating expenses	26,920	23,763	3,157	13.3%

Operating income
Same Store
Miscellaneous income	63	145	(82)	N/M
Total operating income	63	145	(82)	N/M

NOI
Same Store	35,649	38,819	(3,170)	-8.2%
Non-Same Store	907	—	907	N/M
Total NOI (5)	$36,556	$38,819	$(2,263)	-5.8%
(1)
For the three months ended September 30, 2026 and 2025, excludes approximately $112,000 and $14,000, respectively, of casualty-related expenses.
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

(3)
For the three months ended September 30, 2026 and 2025, excludes approximately $1,042,000 and $1,070,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the three months ended September 30, 2026 and 2025, excludes approximately $22,000 and $186,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(5)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

The following table contains additional information about our Q3 Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the three months ended September 30, 2026 and 2025 (dollars in thousands, except for per unit data):

	Q3 2026	Q3 2025	% Change
Same Store Total Units	12,980	12,946
Same Store Occupied Units	12,055	12,115
Same Store Ending Occupancy	92.9%	93.6%	-0.7%
Same Store Average Rent per Unit	$1,487	$1,497	-0.7%

Same Store Revenues
Same Store Rental Income	$60,026	$60,899	-1.4%
Same Store Other Income	1,990	1,538	29.4%
Total Same Store Revenues	62,016	62,437	-0.7%

Same Store Operating Expenses
Payroll	4,875	4,701	3.7%
Repairs & Maintenance	6,642	5,533	20.0%
Utilities	3,486	3,118	11.8%
Real Estate Taxes	6,955	6,027	15.4%
Insurance	1,145	1,298	-11.8%
Property Management Fees	1,765	1,785	-1.1%
Office Operations	998	874	14.2%
Marketing	564	427	32.1%
Total Same Store Operating Expenses	26,430	23,763	11.2%

Same Store Operating Income
Miscellaneous Income	63	145	-56.6%
Total Same Store Operating Income	63	145	-56.6%

Q3 Same Store NOI	$35,649	$38,819	-8.2%

NXRT.NEXPOINT.COM	Page 14

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Q3 Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q3 2026	Q3 2025	% Change	Q3 2026	Q3 2025	bps ∆	Q3 2026	Q3 2025	% Change
Texas
Dallas	1,944	$1,206	$1,236	-2.4%	91.9%	93.1%	-120	$7,486	$7,780	-3.8%
Average/Total	1,944	1,206	1,236	-2.4%	91.9%	93.1%	-120	7,486	7,780	-3.8%

North Carolina
Charlotte	504	1,394	1,413	-1.3%	90.5%	95.2%	-470	2,196	2,303	-4.6%
Raleigh/Durham	625	1,428	1,413	1.1%	91.5%	95.7%	-420	2,701	2,765	-2.3%
Average/Total	1,129	1,413	1,413	0.0%	91.1%	95.5%	-440	4,897	5,068	-3.4%

Georgia
Atlanta	1,692	1,450	1,457	-0.5%	95.2%	94.5%	70	7,792	7,514	3.7%
Average/Total	1,692	1,450	1,457	-0.5%	95.2%	94.5%	70	7,792	7,514	3.7%

Tennessee
Nashville	1,338	1,240	1,274	-2.7%	93.6%	93.5%	10	5,297	5,453	-2.9%
Average/Total	1,338	1,240	1,274	-2.7%	93.6%	93.5%	10	5,297	5,453	-2.9%

Florida
Orlando	1,169	1,508	1,553	-2.9%	94.3%	92.7%	160	5,456	5,495	-0.7%
Tampa	576	1,340	1,349	-0.7%	91.3%	94.4%	-310	2,333	2,422	-3.7%
South Florida	1,959	2,147	2,150	-0.1%	93.6%	94.8%	-120	13,036	13,165	-1.0%
Average/Total	3,704	1,820	1,837	-0.9%	93.5%	94.1%	-60	20,825	21,082	-1.2%

Arizona
Phoenix	2,009	1,401	1,426	-1.8%	92.6%	91.9%	70	8,817	8,985	-1.9%
Average/Total	2,009	1,401	1,426	-1.8%	92.6%	91.9%	70	8,817	8,985	-1.9%

Nevada
Las Vegas	1,164	1,440	1,353	6.4%	90.6%	92.6%	-200	4,912	5,017	-2.1%
Average/Total	1,164	1,440	1,353	6.4%	90.6%	92.6%	-200	4,912	5,017	-2.1%

Average/Total	12,980	$1,487	$1,497	-0.7%	92.9%	93.6%	-70	$60,026	$60,899	-1.4%
(1)
This table includes the 35 properties in our Q3 Same Store pool.

NXRT.NEXPOINT.COM	Page 15

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

QoQ Same Store Properties Operating Metrics

(dollars in thousands, except for per unit data)

Properties by Market (1)	Unit Count	Average Effective Rent			Occupancy			Total Rental Income

	Total	Q3 2026	Q2 2026	% Change	Q3 2026	Q2 2026	bps ∆	Q3 2026	Q2 2026	% Change
Texas
Dallas	1,944	$1,206	$1,207	-0.1%	91.9%	92.2%	-30	$7,486	$7,486	0.0%
Average/Total	1,944	1,206	1,207	-0.1%	91.9%	92.2%	-30	7,486	7,486	0.0%

North Carolina
Charlotte	504	1,394	1,405	-0.8%	90.5%	94.8%	-430	2,196	2,304	-4.7%
Raleigh/Durham	625	1,428	1,441	-0.9%	91.5%	94.2%	-270	2,701	2,769	-2.5%
Average/Total	1,129	1,413	1,425	-0.8%	91.1%	94.5%	-340	4,897	5,073	-3.5%

Georgia
Atlanta	1,692	1,450	1,450	0.0%	95.2%	95.0%	20	7,792	7,581	2.8%
Average/Total	1,692	1,450	1,450	0.0%	95.2%	95.0%	20	7,792	7,581	2.8%

Tennessee
Nashville	1,338	1,240	1,252	-1.0%	93.6%	93.8%	-20	5,297	5,283	0.3%
Average/Total	1,338	1,240	1,252	-1.0%	93.6%	93.8%	-20	5,297	5,283	0.3%

Florida
Orlando	1,169	1,508	1,526	-1.2%	94.3%	94.3%	0	5,456	5,417	0.7%
Tampa	576	1,340	1,343	-0.2%	91.3%	93.9%	-260	2,333	2,369	-1.5%
South Florida	1,959	2,147	2,145	0.1%	93.6%	94.7%	-110	13,036	13,233	-1.5%
Average/Total	3,704	1,820	1,825	-0.3%	93.5%	94.5%	-100	20,825	21,019	-0.9%

Arizona
Phoenix	2,009	1,401	1,395	0.4%	92.6%	91.9%	70	8,817	8,958	-1.6%
Average/Total	2,009	1,401	1,395	0.4%	92.6%	91.9%	70	8,817	8,958	-1.6%

Nevada
Las Vegas	1,164	1,440	1,402	2.7%	90.6%	92.4%	-180	4,912	5,002	-1.8%
Average/Total	1,164	1,440	1,402	2.7%	90.6%	92.4%	-180	4,912	5,002	-1.8%

Average/Total	12,980	$1,487	$1,487	0.0%	92.9%	93.6%	-70	$60,026	$60,402	-0.6%

(1)
This table includes the 35 properties in our Q3 Same Store pool.

YTD Same Store Results of Operations for the Nine Months Ended September 30, 2026 and 2025

There are 35 properties encompassing 12,980 units of apartment space, or approximately 98% of our Portfolio, in our same store pool for the nine months ended September 30, 2026 and 2025 (our “YTD Same Store” properties).

As of September 30, 2026, our YTD Same Store properties were approximately 92.9% occupied with a weighted average monthly effective rent per occupied apartment unit of $1,487, representing a year-over-year decrease of 70 bps and $10, respectively.

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NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reflects the revenues, property operating expenses and NOI for the nine months ended September 30, 2026 and 2025 for our YTD Same Store and Non-Same Store properties (dollars in thousands):

	For the Nine Months Ended September 30,
	2026	2025	$ Change	% Change
Revenues
Same Store
Rental income	$179,969	$183,565	$(3,596)	-2.0%
Other income	5,845	4,421	1,424	32.2%
Same Store revenues	185,814	187,986	(2,172)	-1.2%
Non-Same Store
Rental income	4,289	4	4,285	N/M
Other income	108	—	108	N/M
Non-Same Store revenues	4,397	4	4,393	N/M
Total revenues	190,211	187,990	2,221	1.2%

Operating expenses
Same Store
Property operating expenses (1)	43,052	39,797	3,255	8.2%
Real estate taxes and insurance	23,992	24,835	(843)	-3.4%
Property management fees (2)	5,324	5,411	(87)	-1.6%
Property general and administrative expenses (3)	4,326	3,784	542	14.3%
Same Store operating expenses	76,694	73,827	2,867	3.9%
Non-Same Store
Property operating expenses	850	1	849	N/M
Real estate taxes and insurance	514	(23)	537	N/M
Property management fees (2)	122	—	122	N/M
Property general and administrative expenses (4)	105	2	103	N/M
Non-Same Store operating expenses	1,591	(20)	1,611	N/M
Total operating expenses	78,285	73,807	4,478	6.1%

Operating income
Same Store
Miscellaneous income	161	431	(270)	N/M
Total operating income	161	431	(270)	N/M

NOI
Same Store	109,281	114,590	(5,309)	-4.6%
Non-Same Store	2,806	24	2,782	N/M
Total NOI (5)	$112,087	$114,614	$(2,527)	-2.2%

(1)
For the nine months ended September 30, 2026 and 2025, excludes approximately $284,000 and $(1,435,000), respectively, of casualty-related expenses/(recoveries).
(2)
Fees incurred to an unaffiliated third party that is an affiliate of a noncontrolling limited partner of the OP.
(3)
For the nine months ended September 30, 2026 and 2025, excludes approximately $2,912,000 and $2,696,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(4)
For the nine months ended September 30, 2026 and 2025, excludes approximately $2,000 and $-, respectively, of casualty-related expenses.
(5)
For the nine months ended September 30, 2026 and 2025, excludes approximately $91,000 and $218,000, respectively, of expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(6)
For additional information regarding NOI, see the “Definitions and Reconciliations of Non-GAAP Measures” and “NOI and Same Store NOI” sections of this release.

NXRT.NEXPOINT.COM	Page 17

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table contains additional information about our YTD Same Store properties rent and occupancy metrics, revenues, operating expenses and NOI for the nine months ended September 30, 2026 and 2025 (dollars in thousands, except for per unit data):

	YTD 2026	YTD 2025	% Change
Same Store Total Units	12,980	12,946
Same Store Occupied Units	12,055	12,115
Same Store Ending Occupancy	92.9%	93.6%	-0.7%
Same Store Average Rent per Unit	$1,487	$1,497	-0.7%

Same Store Revenues
Same Store Rental Income	$179,969	$183,565	-2.0%
Same Store Other Income	5,845	4,421	32.2%
Total Same Store Revenues	185,814	187,986	-1.2%

Same Store Operating Expenses
Payroll	14,370	14,458	-0.6%
Repairs & Maintenance	19,136	16,437	16.4%
Utilities	9,546	8,902	7.2%
Real Estate Taxes	20,408	20,551	-0.7%
Insurance	3,584	4,284	-16.3%
Property Management Fees	5,324	5,411	-1.6%
Office Operations	2,847	2,723	4.6%
Marketing	1,479	1,061	39.4%
Total Same Store Operating Expenses	76,694	73,827	3.9%

Same Store Operating Income
Miscellaneous Income	161	431	-62.6%
Total Same Store Operating Income	161	431	-62.6%

YTD Same Store NOI	$109,281	$114,590	-4.6%

NXRT.NEXPOINT.COM	Page 18

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

FFO, Core FFO and AFFO

The following table reconciles our calculations of FFO, Core FFO and AFFO to net loss, the most directly comparable GAAP financial measure, for the three and nine months ended September 30, 2026 and 2025 (in thousands, except per share amounts):

		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
		2026	2025	2026	2025	% Change
Net loss		$(11,532)	$(7,821)	$(26,958)	$(21,806)	23.6%
Depreciation and amortization		23,231	23,783	71,415	72,192	-1.1%
Adjustment for noncontrolling interests		(46)	(63)	(175)	(199)	-12.1%
FFO attributable to common stockholders		11,653	15,899	44,282	50,187	-11.8%

FFO per share - basic		$0.46	$0.63	$1.74	$1.98	-12.1%
FFO per share - diluted		$0.46	$0.63	$1.74	$1.96	-11.2%

Casualty-related expenses/(recoveries)		115	14	(1,547)	(1,435)	7.8%
Casualty (gain) loss		(1)	(5)	(1)	163	N/M
Amortization of deferred financing costs		1,684	1,657	5,051	4,929	2.5%
Mark-to-market adjustments of interest rate caps		(78)	157	(205)	935	N/M
Adjustment for noncontrolling interests		(7)	(7)	(13)	(18)	-27.8%
Core FFO attributable to common stockholders		13,366	17,715	47,567	54,761	-13.1%

Core FFO per share - basic		$0.52	$0.70	$1.87	$2.16	-13.4%
Core FFO per share - diluted		$0.52	$0.70	$1.87	$2.14	-12.6%

Equity-based compensation expense		2,812	2,527	7,910	7,337	7.8%
Adjustment for noncontrolling interests		(11)	(10)	(31)	(29)	6.9%
AFFO attributable to common stockholders		16,167	20,232	55,446	62,069	-10.7%

AFFO per share - basic		$0.63	$0.80	$2.18	$2.44	-10.7%
AFFO per share - diluted		$0.63	$0.80	$2.18	$2.43	-10.3%

Weighted average common shares outstanding - basic		25,550	25,364	25,489	25,398	0.4%
Weighted average common shares outstanding - diluted	(1)	25,550	25,370	25,489	25,545	-0.2%

Dividends declared per common share		$0.53	$0.51	$1.59	$1.53	3.9%

Net Loss Coverage - diluted	(2)	-0.85x	-0.61x	-0.66x	-0.56x	17.5%
FFO Coverage - diluted	(2)	0.86x	1.23x	1.09x	1.28x	-14.6%
Core FFO Coverage - diluted	(2)	0.99x	1.37x	1.18x	1.40x	-15.9%
AFFO Coverage - diluted	(2)	1.19x	1.56x	1.37x	1.59x	-13.7%

(1)
The Company uses diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(2)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 19

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Capital Expenditures

	Q3 2026	Q3 2025	% Change	YTD 2026	YTD 2025	% Change
($ in thousands)
Capitalized Rehab Expenditures
Interior	$1,506	$2,017	-25.3%	$4,361	$3,998	9.1%
Exterior and common area	341	60	468.3%	1,616	209	N/M

Capitalized Maintenance Expenditures
Recurring	5,529	4,553	21.4%	13,544	10,597	27.8%
Non-Recurring	3,572	4,564	-21.7%	9,704	11,382	-14.7%

Total Capital Expenditures	$10,948	$11,194	-2.2%	$29,225	$26,186	11.6%

NXRT.NEXPOINT.COM	Page 20

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Interiors (Full & Partials)

Property Name (1)	Units	Rehab Units Completed (2)	Average Rent Pre-Rehab	Average Rent Post-Rehab	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change %	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	226	$1,178	$1,360	$8,914	15.5%	24.5%
Arbors on Forest Ridge	210	215	789	877	3,964	11.2%	26.7%
Atera Apartments	380	305	1,173	1,298	3,041	10.7%	49.3%
Avant at Pembroke Pines	1,520	990	1,811	2,031	15,107	12.1%	17.4%
Bella Solara	320	175	1,183	1,306	8,630	10.4%	17.1%
Bella Vista	248	224	1,448	1,583	9,968	9.3%	16.3%
Bloom	528	204	1,229	1,360	11,194	10.6%	14.0%
Brandywine I & II	632	712	1,004	1,178	10,033	17.3%	20.8%
Courtney Cove	324	382	957	1,049	4,267	9.6%	25.8%
Creekside at Matthews	240	136	1,310	1,475	8,436	12.6%	23.5%
Cutter's Point	196	205	941	1,042	5,458	10.8%	22.3%
Estates on Maryland	330	172	1,232	1,370	9,544	11.2%	17.3%
Fairways at San Marcos	352	226	1,434	1,564	9,257	9.1%	17.0%
High House at Cary	302	188	1,338	1,537	10,138	14.9%	23.6%
Madera Point	256	300	911	1,013	4,196	11.2%	29.3%
Parc500	217	300	1,353	1,503	11,473	11.1%	15.7%
Residences at Glenview Reserve	360	361	1,067	1,285	12,648	20.4%	20.7%
Residences at West Place	342	239	1,498	1,680	11,175	12.1%	19.5%
Rockledge Apartments	708	675	1,257	1,406	8,157	11.9%	21.9%
Sabal Palm at Lake Buena Vista	400	242	1,326	1,441	7,197	8.7%	19.3%
Sedona at Lone Mountain	321	16	1,157	1,170	1,958	1.1%	8.0%
Seasons 704 Apartments	222	291	1,226	1,343	6,919	9.5%	20.3%
Six Forks Station	323	177	1,119	1,375	11,198	22.9%	27.4%
Summers Landing	196	99	978	1,132	7,871	15.7%	23.4%
Summit at Sabal Park	252	283	1,013	1,103	5,161	8.9%	21.0%
The Adair	232	193	1,738	1,994	10,736	14.7%	28.5%
The Cornerstone	430	590	1,047	1,140	4,621	8.8%	24.0%
The Enclave	204	210	1,451	1,608	8,876	10.8%	21.2%
The Heritage	204	211	1,365	1,482	8,381	8.6%	16.8%
The Preserve at Terrell Mill	752	924	885	1,043	9,855	17.8%	19.2%
The Verandas at Lake Norman	264	125	1,211	1,353	8,859	11.7%	19.3%
The Venue on Camelback	415	332	764	998	9,643	30.6%	29.1%
Torreyana Apartments	316	87	1,294	1,386	9,023	7.1%	12.3%
Venue at 8651	333	368	861	955	5,971	10.9%	18.9%
Versailles	388	467	801	877	4,641	9.4%	19.5%
Versailles II	242	160	828	897	3,336	8.3%	24.8%
Total/Weighted Average	13,305	11,010	$1,162	$1,309	$8,527	12.6%	20.7%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all full and partial interior upgrades completed through September 30, 2026.
(3)
Inclusive of all full and partial interior upgrades completed and leased through September 30, 2026.

NXRT.NEXPOINT.COM	Page 21

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Kitchen & Laundry Appliances

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	327	$894	$50	67.3%
Arbors on Forest Ridge	210	136	787	47	71.4%
Atera Apartments	380	369	813	40	59.7%
Avant at Pembroke Pines	1,520	715	1,267	52	48.9%
Brandywine I & II	632	242	1,121	73	77.9%
Creekside at Matthews	240	183	1,103	56	60.4%
Cutter's Point	196	166	831	47	67.7%
Estates on Maryland	330	21	1,067	38	42.3%
Madera Point	256	158	893	31	41.3%
Residences at Glenview Reserve	360	139	1,293	55	51.1%
Rockledge Apartments	708	631	827	40	58.0%
Sabal Palm at Lake Buena Vista	400	634	599	86	171.8%
Six Forks Station	323	216	1,092	55	60.5%
Summers Landing	196	119	915	59	76.9%
Summit at Sabal Park	252	249	994	40	48.3%
The Adair	232	11	1,083	84	92.8%
The Cornerstone	430	17	809	50	74.2%
The Verandas at Lake Norman	264	224	1,085	47	51.5%
Venue at 8651	333	274	780	47	72.3%
Versailles	388	325	888	49	66.5%
Versailles II	242	146	902	30	40.2%
Total/Weighted Average	8,238	5,302	$975	$51	62.7%

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all kitchen and laundry appliance upgrades completed through September 30, 2026.
(3)
Inclusive of all kitchen and laundry appliance upgrades completed and leased through September 30, 2026.

NXRT.NEXPOINT.COM	Page 22

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Value-Add Program Details: Smart Home Technology Packages

Property Name (1)	Units	Rehab Units Completed (2)	Avg. Rehab Cost Per Unit (3)	Post-Rehab Rent Change $	ROI (3)
Value-Add Programs In Progress
Arbors of Brentwood	346	346	$1,419	$45	30.9%
Arbors on Forest Ridge	210	210	1,416	45	30.9%
Atera Apartments	380	380	1,339	50	37.0%
Avant at Pembroke Pines	1,520	1,520	1,350	45	32.4%
Bella Solara	320	320	820	35	39.5%
Bella Vista	248	248	970	40	39.3%
Bloom	528	528	901	40	42.3%
Brandywine I & II	632	632	1,234	45	35.5%
Courtney Cove	324	324	1,238	35	26.2%
Creekside at Matthews	240	240	913	65	72.9%
Cutter's Point	196	196	1,400	45	31.3%
Estates on Maryland	330	330	1,074	20	14.2%
Fairways at San Marcos	352	352	901	40	42.3%
High House at Cary	302	302	899	65	74.1%
Madera Point	256	256	1,283	45	34.1%
Residences at Glenview Reserve	360	360	1,017	45	43.1%
Rockledge Apartments	708	708	942	35	34.4%
Sabal Palm at Lake Buena Vista	400	400	1,237	45	35.4%
Sedona at Lone Mountain	321	321	811	30	35.5%
Six Forks Station	323	323	844	35	38.4%
Summers Landing	196	196	1,449	45	30.2%
The Adair	232	232	913	45	48.0%
The Cornerstone	430	430	1,236	45	35.4%
The Enclave	204	204	966	40	39.4%
The Heritage	204	204	997	40	38.2%
The Venue on Camelback Apartments	415	415	808	30	33.0%
The Verandas at Lake Norman	264	264	954	65	69.8%
Torreyana Apartments	316	316	900	35	36.0%
Venue at 8651	333	333	1,229	45	35.6%
Versailles	388	388	1,080	45	40.6%
Versailles II	242	242	1,241	45	35.3%
Total/Weighted Average	11,520	11,520	$1,105	$43	37.2%

Planned Value-Add Programs				Rent Change & ROI (Projections)
Residences at West Place	342	—	TBD	TBD	TBD
Seasons 704 Apartments	222	—	TBD	TBD	TBD
Summit at Sabal Park	252	—	TBD	TBD	TBD
The Preserve at Terrell Mill	752	—	TBD	TBD	TBD
Total/Weighted Average Planned	1,568	—	TBD	TBD	TBD

(1)
We do not plan to upgrade 100% of the units at each of our properties.
(2)
Inclusive of all smart home technology package upgrades completed through September 30, 2026.
(3)
Inclusive of all smart home technology package upgrades completed and leased through September 30, 2026.

NXRT.NEXPOINT.COM	Page 23

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Outstanding Debt Details

Mortgage Debt

The following table contains summary information concerning the mortgage debt of the Company as of September 30, 2026 (dollars in thousands):

Operating Properties	Type	Term (months)	Outstanding Principal		Interest Rate (1)	Maturity Date
Residences at West Place	Fixed	120	$33,817		4.24%	10/1/2028
Arbors of Brentwood	Floating	84	39,977		4.84%	10/1/2031
Avant at Pembroke Pines	Floating	84	248,185		4.84%	10/1/2031
Bella Vista	Floating	84	37,400		4.84%	10/1/2031
Brandywine I & II	Floating	84	59,526		4.84%	10/1/2031
Cornerstone	Floating	84	45,815		4.84%	10/1/2031
Estates on Maryland	Floating	84	37,345		4.84%	10/1/2031
High House at Cary	Floating	84	32,478		4.84%	10/1/2031
Residences at Glenview Reserve	Floating	84	33,271		4.84%	10/1/2031
Sabal Palm at Lake Buena Vista	Floating	84	56,220		4.84%	10/1/2031
Six Forks Station	Floating	84	30,430		4.84%	10/1/2031
Summers Landing	Floating	84	14,135		4.84%	10/1/2031
The Adair	Floating	84	33,229		4.84%	10/1/2031
The Enclave	Floating	84	33,440		4.84%	10/1/2031
The Heritage	Floating	84	29,810		4.84%	10/1/2031
The Venue on Camelback	Floating	84	36,465		4.84%	10/1/2031
The Verandas at Lake Norman	Floating	84	30,113		4.84%	10/1/2031
Versailles II	Floating	84	15,706		4.84%	10/1/2031
Arbors on Forest Ridge	Floating	84	17,307		4.84%	12/1/2031
Atera Apartments	Floating	84	38,555		4.84%	12/1/2031
Bella Solara	Floating	84	37,772		4.84%	12/1/2031
Bloom	Floating	84	60,848		4.84%	12/1/2031
Courtney Cove	Floating	84	31,596		4.84%	12/1/2031
Creekside at Matthews	Floating	84	28,703		4.84%	12/1/2031
Cutter's Point	Floating	84	18,994		4.84%	12/1/2031
Fairways at San Marcos	Floating	84	55,056		4.84%	12/1/2031
Madera Point	Floating	84	29,676		4.84%	12/1/2031
Parc500	Floating	84	30,012		4.84%	12/1/2031
Rockledge Apartments	Floating	84	78,444		4.84%	12/1/2031
Seasons 704 Apartments	Floating	84	33,960		4.84%	12/1/2031
The Preserve at Terrell Mill	Floating	84	74,341		4.84%	12/1/2031
The Summit at Sabal Park	Floating	84	26,735		4.84%	12/1/2031
Torreyana Apartments	Floating	84	43,153		4.84%	12/1/2031
Venue at 8651	Floating	84	24,620		4.84%	12/1/2031
Versailles	Floating	84	26,108		4.84%	12/1/2031
Sedona at Lone Mountain	Floating	84	40,287		4.98%	2/1/2033
			1,543,529
Fair market value adjustment			212	(2)
Deferred financing costs, net of accumulated amortization of $11,460			(30,405)
			$1,513,336

(1)
Interest rate is based on a reference rate plus an applicable margin, except for fixed rate mortgage debt. The reference rate used in our Portfolio is 30-Day Average Secured Overnight Financing Rate ("SOFR"). As of September 30, 2026, SOFR was 3.75%.
(2)
The Company reflected a valuation adjustment on its fixed rate debt for Residences at West Place to adjust it to fair market value on its respective date of acquisition for the difference between the fair value and the assumed principal amount of debt. The difference is amortized into interest expense over the remaining term of the mortgage.

NXRT.NEXPOINT.COM	Page 24

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Interest Rate Swap Agreements

As of September 30, 2026, the Company had the following outstanding interest rate swaps that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Effective Date	Termination Date	Counterparty	Notional Amount	Fixed Rate (1)
September 1, 2026	January 1, 2027	KeyBank	$92,500	1.798%
April 3, 2025	April 1, 2030	JPM	100,000	3.489%
			$192,500	2.676%	(2)

(1)
The floating rate option for the KeyBank interest rate swap is SOFR plus 0.11448% (“Adjusted SOFR”) and the floating rate option for the J.P. Morgan Chase Bank, N.A. ("JPM") swap is based on SOFR. As of September 30, 2026, Adjusted SOFR and SOFR were 3.86% and 3.75%, respectively.
(2)
Represents the weighted average fixed rate of the interest rate swaps.

Interest Rate Cap Agreements

As of September 30, 2026, the Company had the following interest rate caps outstanding that were not designated as cash flow hedges of interest rate risk (dollars in thousands):

Properties	Type	Maturity Date	Notional	Strike Rate
Avant at Pembroke Pines	Floating	10/1/2027	$248,185	8.16%
Brandywine I & II	Floating	10/1/2027	59,526	8.16%
Sabal Palm at Lake Buena Vista	Floating	10/1/2027	56,220	8.41%
Cornerstone	Floating	10/1/2027	45,815	8.66%
Arbors of Brentwood	Floating	10/1/2027	39,977	8.16%
Bella Vista	Floating	10/1/2027	37,400	8.91%
Estates on Maryland	Floating	10/1/2027	37,345	8.91%
The Venue on Camelback	Floating	10/1/2027	36,465	8.16%
The Enclave	Floating	10/1/2027	33,440	8.66%
Residences at Glenview Reserve	Floating	10/1/2027	33,271	8.16%
The Adair	Floating	10/1/2027	33,229	8.16%
High House at Cary	Floating	10/1/2027	32,478	8.16%
Six Forks Station	Floating	10/1/2027	30,430	8.16%
The Verandas at Lake Norman	Floating	10/1/2027	30,113	8.16%
The Heritage	Floating	10/1/2027	29,810	8.91%
Versailles II	Floating	10/1/2027	15,706	8.16%
Summers Landing	Floating	10/1/2027	14,135	8.66%
Rockledge Apartments	Floating	12/1/2027	78,444	7.66%
The Preserve at Terrell Mill	Floating	12/1/2027	74,341	7.66%
Bloom	Floating	12/1/2027	60,848	7.66%
Fairways at San Marcos	Floating	12/1/2027	55,056	7.66%
Torreyana Apartments	Floating	12/1/2027	43,153	7.66%
Atera Apartments	Floating	12/1/2027	38,555	7.66%
Bella Solara	Floating	12/1/2027	37,772	7.66%
Seasons 704 Apartments	Floating	12/1/2027	33,960	7.66%
Courtney Cove	Floating	12/1/2027	31,596	7.66%
Parc500	Floating	12/1/2027	30,012	7.66%
Madera Point	Floating	12/1/2027	29,676	7.66%
Creekside at Matthews	Floating	12/1/2027	28,703	7.66%
The Summit at Sabal Park	Floating	12/1/2027	26,735	7.66%
Versailles	Floating	12/1/2027	26,108	7.66%
Venue at 8651	Floating	12/1/2027	24,620	7.66%
Cutter's Point	Floating	12/1/2027	18,994	7.66%
Arbors on Forest Ridge	Floating	12/1/2027	17,307	7.66%
Sedona at Lone Mountain	Floating	2/1/2029	40,287	7.17%
			$1,509,712	8.01%

NXRT.NEXPOINT.COM	Page 25

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Debt Maturity Schedule

The following table summarizes our contractual obligations and commitments as of September 30, 2026 for the next five calendar years subsequent to September 30, 2026 and thereafter. We used the applicable reference rate as of September 30, 2026 to calculate interest expense due by period on our floating rate debt and net interest expense due by period on our interest rate swaps.

		Payments Due by Period (in thousands)
		Total	Remainder of 2026	2027	2028	2029	2030	Thereafter
Operating Properties Mortgage Debt
Principal payments		$1,543,529	$—	$—	$33,817	$—	$—	$1,509,712
Interest expense	(1)	453,703	18,985	88,125	91,817	89,333	88,932	76,511
Total		$1,997,232	$18,985	$88,125	$125,634	$89,333	$88,932	$1,586,223

Credit Facility
Principal payments		$79,145	$—	$—	$79,145	$—	$—	$—
Interest expense		9,622	1,266	5,533	2,823	—	—	—
Total		$88,767	$1,266	$5,533	$81,968	$—	$—	$—

Total contractual obligations and commitments		$2,085,999	$20,251	$93,658	$207,602	$89,333	$88,932	$1,586,223

(1)
Interest expense obligations includes the impact of expected settlements on interest rate swaps which have been entered into in order to fix the interest rate on the hedged portion of our floating rate debt obligations. As of September 30, 2026, we had entered into 2 interest rate swap transactions with a combined notional amount of $0.2 billion. We have allocated the total impact of expected settlements on the $0.2 billion notional amount of interest rate swaps to ‘Operating Properties Mortgage Debt.’ We used the applicable reference rate as of September 30, 2026 to determine our expected settlements through the terms of the interest rate swaps.

Debt Maturity Schedule(2)
Fixed Rate Debt
Floating Rate Debt
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2026
2027
2028
2029
2030
Thereafter

(1)
As of September 30, 2026, we had total indebtedness of $1.6 billion at an adjusted weighted average interest rate of 4.75% of which $1.6 billion was debt with a floating interest rate. As of September 30, 2026, the interest rate swap agreements we have entered into effectively fix the interest rate on 13% of our $1.5 billion of floating rate mortgage debt outstanding. For purposes of calculating the adjusted weighted average interest rate of the total indebtedness, we have included the weighted average fixed rate of 2.68% for the floating interest rate on the $0.2 billion notional amount of interest rate swap agreements that we have entered into as of September 30, 2026, which effectively fix the interest rate on the combined $0.2 billion of our floating rate mortgage debt outstanding.
(2)
Debt maturity schedule as of September 30, 2026.

NXRT.NEXPOINT.COM	Page 26

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Acquisition Details

(in thousands, except for unit and per unit amounts)
Property Name (1)	Location	Units	Transaction Date	Purchase Price	Rehab Budget (2)	Total Investment	Per Unit
Arbors on Forest Ridge	Bedford, TX	210	1/31/2014	$12,805	$1,880	$14,685	$69,929
Cutter's Point	Richardson, TX	196	1/31/2014	15,845	1,880	17,725	90,434
The Summit at Sabal Park	Tampa, FL	252	8/20/2014	19,050	1,867	20,917	83,004
Courtney Cove	Tampa, FL	324	8/20/2014	18,950	1,819	20,769	64,102
Sabal Palm at Lake Buena Vista	Orlando, FL	400	11/5/2014	49,500	11,347	60,847	152,118
Cornerstone	Orlando, FL	430	1/15/2015	31,550	2,802	34,352	79,888
The Preserve at Terrell Mill	Marietta, GA	752	2/6/2015	58,000	16,313	74,313	98,820
Versailles	Dallas, TX	388	2/26/2015	26,165	4,674	30,839	79,482
Seasons 704 Apartments	West Palm Beach, FL	222	4/15/2015	21,000	2,026	23,026	103,721
Madera Point	Mesa, AZ	256	8/5/2015	22,525	1,932	24,457	95,535
Venue at 8651	Fort Worth, TX	333	10/30/2015	19,250	4,592	23,842	71,598
Parc500	West Palm Beach, FL	217	7/27/2016	22,421	5,113	27,534	126,885
The Venue on Camelback	Phoenix, AZ	415	10/11/2016	44,600	6,202	50,802	122,414
Rockledge Apartments	Marietta, GA	708	6/30/2017	113,500	20,490	133,990	189,251
Atera Apartments	Dallas, TX	380	10/25/2017	59,200	3,737	62,937	165,624
Versailles II	Dallas, TX	242	9/26/2018	24,680	3,376	28,056	115,934
Brandywine I & II	Nashville, TN	632	9/26/2018	79,800	7,310	87,110	137,832
Bella Vista	Phoenix, AZ	248	1/28/2019	48,400	3,404	51,804	208,887
The Enclave	Tempe, AZ	204	1/28/2019	41,800	2,613	44,413	217,711
The Heritage	Phoenix, AZ	204	1/28/2019	41,900	2,660	44,560	218,431
Summers Landing	Fort Worth, TX	196	6/7/2019	19,396	2,997	22,393	114,250
Residences at Glenview Reserve	Nashville, TN	360	7/17/2019	45,000	6,079	51,079	141,886
Residences at West Place	Orlando, FL	342	7/17/2019	55,000	4,505	59,505	173,991
Avant at Pembroke Pines	Pembroke Pines, FL	1,520	8/30/2019	322,000	37,743	359,743	236,673
Arbors of Brentwood	Nashville, TN	346	9/10/2019	62,250	4,248	66,498	192,191
Torreyana Apartments	Las Vegas, NV	316	11/22/2019	68,000	2,771	70,771	223,959
Bloom	Las Vegas, NV	528	11/22/2019	106,500	4,786	111,286	210,769
Bella Solara	Las Vegas, NV	320	11/22/2019	66,500	3,642	70,142	219,194
Fairways at San Marcos	Chandler, AZ	352	11/2/2020	84,480	4,366	88,846	252,403
The Verandas at Lake Norman	Cornelius, NC	264	6/30/2021	63,500	4,812	68,312	258,758
Creekside at Matthews	Matthews, NC	240	6/30/2021	58,000	4,128	62,128	258,867
Six Forks Station	Raleigh, NC	323	9/10/2021	74,760	6,431	81,191	251,365
High House at Cary	Cary, NC	302	12/7/2021	93,250	5,247	98,497	326,149
The Adair	Sandy Springs, GA	232	4/1/2022	65,500	5,390	70,890	305,560
Estates on Maryland	Phoenix, AZ	330	4/1/2022	77,900	4,636	82,536	250,109
Sedona at Lone Mountain	Las Vegas, NV	321	12/11/2025	73,250	7,230	80,480	250,717
Total/Weighted Average		13,305		$2,106,227	$215,048	$2,321,275	$174,466

(1)
Only includes properties owned as of September 30, 2026.
(2)
Includes interior and exterior rehab.

NXRT.NEXPOINT.COM	Page 27

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Historical Disposition Details

(in thousands, except unit and per unit amounts)
Property Name	Location	Units	Purchase Price	Sale Price	Sales Price Per Unit	Sale Date	Net Cash Proceeds (1)	Gain on Sale
Meridian	Austin, TX	200	$12,300	$17,250	$86,250	5/10/2016	$16,981	$4,786
Park at Regency and Mandarin Reserve	Jacksonville, FL	679	34,500	47,000	69,219	6/6/2016	46,239	11,584
Park at Blanding and Colonial Forest	Jacksonville, FL	291	12,000	14,500	49,828	8/31/2016	14,259	2,007
Willowdale Crossings	Frederick, MD	432	41,000	45,200	104,630	9/15/2016	44,439	5,576
Jade Park	Daytona Beach, FL	144	7,800	10,000	69,444	9/30/2016	9,868	1,979
The Miramar Apartments	Dallas, TX	314	8,875	16,550	52,707	4/3/2017	16,326	6,368
Toscana	Dallas, TX	192	8,875	13,250	69,010	4/3/2017	13,040	4,283
The Grove at Alban	Frederick, MD	290	23,050	27,500	94,828	4/3/2017	27,021	4,514
Twelve 6 Ten at the Park	Dallas, TX	402	20,984	26,600	66,169	4/27/2017	26,349	4,731
Regatta Bay	Seabrook, TX	240	18,200	28,200	117,500	7/14/2017	27,670	10,423
NAVA Portfolio (2)	Atlanta, GA	1,100	66,200	116,000	105,455	9/27/2017	114,010	48,046
Timberglen	Dallas, TX	304	16,950	30,000	98,684	1/31/2018	29,553	13,742
Edgewater at Sandy Springs	Atlanta, GA	760	58,000	101,250	133,224	8/28/2019	100,219	47,329
Belmont at Duck Creek	Garland, TX	240	18,525	29,500	122,917	8/28/2019	29,148	11,985
The Ashlar	Dallas, TX	264	16,235	29,400	111,364	8/28/2019	29,050	13,205
Heatherstone	Dallas, TX	152	9,450	16,275	107,072	8/28/2019	16,054	6,368
The Pointe at the Foothills	Mesa, AZ	528	52,275	85,400	161,742	8/28/2019	84,663	37,925
Abbington Heights	Antioch, TN	274	17,900	28,050	102,372	8/30/2019	27,630	10,888
Southpoint Reserve at Stoney Creek	Fredericksburg, VA	156	17,000	23,500	150,641	3/20/2020	23,176	5,469
Willow Grove	Nashville, TN	244	13,750	31,300	128,279	3/26/2020	31,005	17,513
Woodbridge	Nashville, TN	220	16,000	31,700	144,091	3/26/2020	31,237	15,990
Eagle Crest	Irving, TX	447	27,325	55,500	124,161	9/30/2020	54,779	30,160
Beechwood Terrace	Antioch, TN	300	21,400	53,600	178,667	11/1/2021	53,003	33,960
Cedar Pointe	Antioch, TN	210	26,500	37,650	179,286	11/1/2021	37,231	12,252
Hollister Place	Houston, TX	260	24,500	36,750	141,346	12/29/2022	36,455	14,684
Silverbrook	Grand Prairie, TX	642	30,400	70,000	109,034	9/22/2023	69,431	43,107
Timber Creek	Charlotte, NC	352	22,750	49,000	139,205	12/13/2023	48,348	24,819
Old Farm	Houston, TX	734	84,721	103,000	140,327	3/1/2024	102,704	31,548
Radbourne Lake	Charlotte, NC	225	24,250	39,250	174,444	4/30/2024	38,904	18,847
Stone Creek at Old Farm	Houston, TX	190	23,332	24,500	128,947	10/1/2024	24,095	3,851
Total/Weighted Average		10,786	$775,047	$1,237,675	$114,748		$1,222,887	$497,939

(1)
Represents sales price, net of closing costs.
(2)
The NAVA Portfolio consists of The Arbors, The Crossings, The Crossings at Holcomb Bridge and The Knolls.

NXRT.NEXPOINT.COM	Page 28

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Definitions and Reconciliations of Non-GAAP Measures

Definitions

This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income (loss), balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are net operating income (“NOI”), funds from operations attributable to common stockholders (“FFO”), FFO per diluted share, Core FFO, Core FFO per diluted share, adjusted FFO (“AFFO”), AFFO per diluted share and net debt.

NOI is a non-GAAP financial measure of performance. NOI is used by investors and our management to evaluate and compare the performance of our properties to other comparable properties, to determine trends in earnings and to compute the fair value of our properties as NOI is calculated by adjusting net income (loss) to add back (1) interest expense, (2) advisory and administrative fees, (3) depreciation and amortization expenses, (4) corporate income and corporate general and administrative expenses that are not reflective of operations of the properties, (5) casualty-related expenses/(recoveries) and casualty (gain) loss, (6) property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on behalf of the Company at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees and (7) equity in earnings of affiliate. We define “Same Store NOI” as NOI for our properties that are comparable between periods. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods.

FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. We compute FFO in accordance with NAREIT’s definition. Our presentation differs slightly in that we begin with net income (loss) before adjusting for amounts attributable to redeemable noncontrolling interests in the OP and we show the combined amounts attributable to such noncontrolling interests as an adjustment to arrive at FFO attributable to common stockholders.

Core FFO makes certain adjustments to FFO, which are not representative of the ongoing operating performance of our Portfolio. Core FFO adjusts FFO to remove items such as, casualty-related expenses/(recoveries) and loss (gain), the amortization of deferred financing costs, mark-to-market gains or losses related to interest rate cap agreements not designated as hedges for accounting purposes, and the noncontrolling interests (as described above) related to these items.

AFFO makes certain adjustments to Core FFO in order to arrive at a more refined measure of the operating performance of our portfolio. There is no industry standard definition of AFFO and practice is divergent across the industry. AFFO adjusts Core FFO to remove items such as equity-based compensation expense and the related noncontrolling interests (as described above) related to this item.

Net debt is calculated by subtracting cash and cash equivalents and restricted cash held for value-add upgrades from total debt outstanding.

We believe that the use of NOI, FFO, Core FFO, AFFO and net debt, combined with the required GAAP presentations, improves the understanding of operating results and debt levels of REITs among investors and makes comparisons of operating results and debt levels among such companies more meaningful. While NOI, FFO, Core FFO, AFFO and net debt are relevant and widely used measures of operating performance and debt levels of REITs, they do not represent cash flows from operations, net income (loss) or total debt as defined by GAAP and should not be considered an alternative or substitute to those measures in evaluating our liquidity, operating performance and debt levels. NOI, FFO, Core FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. We present net debt because we believe it provides our investors a better understanding of our leverage ratio. Net debt should not be considered an alternative or substitute to total debt, as we may not always be able to use our available cash to repay debt. Our computation of NOI, FFO, Core FFO, AFFO and net debt may not be comparable to NOI, FFO, Core FFO, AFFO and net debt reported by other REITs. For a more complete discussion of NOI, FFO, Core FFO and AFFO, see our most recent Annual Report on Form 10-K and our other filings with the SEC.

NXRT.NEXPOINT.COM	Page 29

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

Reconciliations

Reconciliation of Debt to Net Debt

(dollar amounts in thousands)	Q3 2026	Q3 2025
Total mortgage debt	$1,543,529	$1,503,242
Total credit facility	79,145	—
Total debt outstanding	1,622,674	1,503,242

Adjustments to arrive at net debt:
Cash and cash equivalents	(15,803)	(10,828)
Restricted cash held for value-add upgrades	(5,459)	(3,098)
Net debt	$1,601,412	$1,489,316
Enterprise Value (1)	$2,099,412	$2,306,316
Leverage Ratio (Total Debt to Market Capitalization plus Total Debt)	77%	65%
Leverage Ratio (Net Debt to Enterprise Value)	76%	65%

(1)
Enterprise Value is calculated as Market Capitalization plus net debt.

Guidance Reconciliations of NOI, Same Store NOI, FFO, Core FFO and AFFO

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles our 2026 NOI guidance to net loss (the most directly comparable GAAP financial measure) guidance for the periods presented below (in thousands):

		For the Year Ended December 31, 2026	For the Three Months Ended December 31, 2026
		Mid-Point (1)	Mid-Point (1)
Net loss		$(43,012)	$(16,054)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		7,217	1,816
Corporate general and administrative expenses		19,055	4,928
Corporate income		(3,193)	(783)
Property general and administrative expenses	(2)	4,104	1,103
Depreciation and amortization		94,912	23,497
Interest expense		71,839	22,492
Casualty-related recoveries		(1,548)	—
Equity in earnings of affiliate		(370)	(80)
NOI		$149,004	$36,919
Less Non-Same Store
Revenues	(3)	(6,528)
Operating expenses	(3)	2,591
Same Store NOI	(3)	$145,067

(1)
Mid-Point estimates shown for full year and fourth quarter 2026 guidance. Assumptions made for full year and fourth quarter 2026 NOI guidance include the Same Store operating growth projections included in the “2026 Full Year Guidance Summary” section of this release and the effect of the dispositions throughout the fiscal year.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.
(3)
Amounts are derived from the results of operations of our YTD Same Store properties and Non-Same Store properties. There are 35 properties in our YTD Same Store pool.

NXRT.NEXPOINT.COM	Page 30

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table reconciles our FFO, Core FFO and AFFO guidance to our net loss (the most directly comparable GAAP financial measure) guidance for the year ended December 31, 2026 (in thousands, except per share data):

For the Year Ended December 31, 2026
Mid-Point
Net loss	$(43,012)
Depreciation and amortization	94,912
Adjustment for noncontrolling interests	(205)
FFO attributable to common stockholders	51,695
FFO per share - diluted (1)	$2.02

Casualty-related recoveries	(1,548)
Amortization of deferred financing costs	6,722
Mark-to-market adjustments of interest rate caps	(65)
Adjustment for noncontrolling interests	(20)
Core FFO attributable to common stockholders	56,784
Core FFO per share - diluted (1)	$2.22

Equity-based compensation expense	10,722
Adjustment for noncontrolling interests	(42)
AFFO attributable to common stockholders	67,464
AFFO per share - diluted (1)	$2.64

Weighted average common shares outstanding - diluted	25,561

(1)
For purposes of calculating per share data, we assume a weighted average diluted share count of approximately 25.6 million for the full year 2026.

NOI

The following table, which has not been adjusted for the effects of noncontrolling interests, reconciles NOI for the three months ended June 30, 2026 and the year ended December 31, 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Three Months Ended June 30, 2026	For the Year Ended December 31, 2025
Net loss		$(8,645)	$(32,154)
Adjustments to reconcile net loss to NOI:
Advisory and administrative fees		1,798	6,941
Corporate general and administrative expenses		4,711	17,945
Corporate income		(765)	(1,666)
Casualty-related expenses	(1)	90	264
Casualty loss		—	167
Property general and administrative expenses	(2)	1,088	4,010
Depreciation and amortization		23,893	95,752
Interest expense		15,829	60,735
Equity in earnings of affiliate		(105)	(257)
NOI		$37,894	$151,737

(1)
Adjustment to net loss to exclude certain property operating expenses that are casualty-related expenses.
(2)
Adjustment to net loss to exclude certain property general and administrative expenses that are not reflective of the continuing operations of the properties or are incurred on our behalf at the property for expenses such as legal, professional, centralized leasing service and franchise tax fees.

NXRT.NEXPOINT.COM	Page 31

NEXPOINT RESIDENTIAL TRUST, INC. [NYSE:NXRT]

The following table, reconciles FFO, Core FFO and AFFO for the year ended December 31, 2025 to net loss, the most directly comparable GAAP financial measure (in thousands):

		For the Year Ended December 31, 2025
Net loss		$(32,154)
Depreciation and amortization		95,752
Adjustment for noncontrolling interests		(251)
FFO attributable to common stockholders		63,347

FFO per share - basic		$2.49
FFO per share - diluted		$2.48

Casualty-related expenses		264
Casualty losses		167
Amortization of deferred financing costs		6,585
Mark-to-market adjustments of interest rate caps		961
Adjustment for noncontrolling interests		(31)
Core FFO attributable to common stockholders		71,293

Core FFO per share - basic		$2.81
Core FFO per share - diluted		$2.79

Equity-based compensation expense		9,883
Adjustment for noncontrolling interests		(39)
AFFO attributable to common stockholders		81,137

AFFO per share - basic		$3.20
AFFO per share - diluted		$3.18

Weighted average common shares outstanding - basic		25,390
Weighted average common shares outstanding - diluted	(1)	25,554

Dividends declared per common share		$2.06

Net Loss Coverage - diluted	(2)	-0.61x
FFO Coverage - diluted	(2)	1.20x
Core FFO Coverage - diluted	(2)	1.35x
AFFO Coverage - diluted	(2)	1.54x

(1)
The Company uses diluted weighted average common shares outstanding when in a dilutive position for FFO, Core FFO and AFFO. For periods in which potential common shares are anti‑dilutive, diluted weighted‑average shares outstanding are equal to basic weighted‑average shares outstanding.
(2)
Indicates coverage ratio of net loss/FFO/Core FFO/AFFO per common share (diluted) over dividends declared per common share during the period.

NXRT.NEXPOINT.COM	Page 32